Exhibit 99.01

Sustainable Growth AGA Financial Forum April 29 – May 1, 2007 Ben Fowke Vice President and CFO

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

Investment Merits * Represents expected average annual normalized EPS growth, excluding any impact from COLI program Sustainable EPS growth of 5% – 7%* Dividend growth of 2% – 4% per year Dividend yield 4%

Strategy: Building the Core Get the rules right Invest in fully regulated utility operations — Meet customers’ needs — Provide environmental leadership Earn a reasonable return

Environmental Leadership Number 1 utility wind provider — 1,300 MW on-line — 2,800 MW projected by year-end 2007 Over 2,000 MW of conservation and DSM achieved Largest U.S. solar photovoltaic project Evaluating an IGCC with sequestration Reducing emissions and increasing efficiency — MERP — Comanche — Sherco Upgrade Project Nuclear life extension and capacity increases Member of Dow Jones Sustainability Index

Getting the Rules Right MERP – Forward recovery Comanche 3 – Forward CWIP through rate case filing Transmission – Forward recovery – MN, CO, ND & SD Environmental – Forward recovery – MN, ND & SD Purchased capacity cost adjustment – CO Renewable investments – Forward recovery – CO IGCC – Supportive legislation – CO

Constructive Regulation 2006 rate case outcomes Dollars in millions Colorado Gas $34.5 $22.0 11.0% 10.5% Wisconsin Electric 53.1 43.4 11.9% 11.0% Wisconsin Gas 7.8 3.9 11.9% 11.0% Minnesota Electric 156 131/115 * 11.0% 10.54% Colorado Electric 208 151 11.0% 10.50% Dollar Increase Return on Equity Requested Granted Requested Granted * $131 million for 2006 reduced to $115 million in 2007 for large customer coming on-line January 1, 2007

Texas Electric Rate Case Settlement Requested rate increase of $48 million Unanimous settlement reached: — $23 million base rate increase — $27 million of 2004-2005 fuel expense disallowed; reserve was established prior to 2007 — Potential disallowance for the El Paso contract capped at $6.3 million annually through 2008 Interim rate increase went into effect in April 2007 pending commission order Commission decision expected in second quarter

Pending Gas Rate Cases Dollars in millions Minnesota $16.8 10.75% $15.9 Summer 2007 Colorado $41.9 11.0% NA Summer 2007 North Dakota $2.8 11.3% $2.2 Summer 2007 Revenue Requested Interim Jurisdiction Request ROE Rates Decision

Significant Capital Investment Pipeline Growing service territory Environmental initiatives Renewable portfolio standards Capital investment will drive sustainable growth

Capital Expenditure Forecast Dollars in millions Denotes enhanced recovery process 2007 2008 2009 2010 2011 Base & Other Cap Ex $ 955 $ 950 $ 950 $1,000 $ 965 MERP 275 170 35 10 0 Comanche 3 345 275 55 15 0 MN Wind Transmission 150 20 50 15 0 CapX 2020 5 20 110 240 180 Sherco Upgrade 10 65 200 245 165 Wind Generation 50 155 0 0 0 BART Projects 0 5 40 65 40 Nuclear Fuel 90 160 145 105 165 Capacity & Life Ext 20 80 115 155 185 Total $1,900 $1,900 $1,700 $1,850 $1,700

Renewable Portfolio Standards (RPS) In 2007, a law was passed in Minnesota requiring a 30% renewable standard by 2020 In 2007, a law was passed in Colorado requiring a 20% renewable standard by 2020 RPS creates investment opportunities for wind generation and transmission lines

Wind Density High Low Source: National Renewable Energy Laboratory Xcel Energy and Wind Potential Xcel Energy States Served

Projected Wind Generation MW 1,300 2,800 6,000 2006 2007 2020

MERP Update Dollars in millions In Service June 2007 May 2008 May 2009 Cost to Date $415 $210 $65 $690 Forecast $425 $340 $245 $1,010 ROE 10.55% 11.00% 10.55% 10.74% Percent Complete < 95% 45% 5% Capacity Increase 0 MW 245 MW 55 MW 300 MW High King Bridge Riverside Total

Comanche 3 Update Percent complete: Design 75% Procurement 95% Construction 15% Permitting for construction is complete and all environmental permits have been attained Budget: $1,350 million* Project costs are on track with budget Cost to date: $470 million * Includes costs for transmission line upgrades and air quality control additions to Units 1 & 2

Strong Operational Performance Nuclear Capacity Factors 2003 2004 2005 2006 System Reliability (SAIDI) - Minutes 2003 2005 2006 2004 105 81.4 99.5 79.2 92.3 91.2 90.4 92.8 OSHA Incident Rate 2003 2005 2006 2004 3.62 3.40 2.76 2.53 Residential Satisfaction 88% 85% 85% 85% 2003 2005 2006 2004

2007 Earnings Guidance Range Dollars per share $1.20 $1.35 $1.35-$1.45 Regulated Utility $1.39 – $1.49 Holding Company (0.15) COLI – Tax Benefit 0.11 Cont. Operations $1.35 – $1.45 2005 Actual 2006 Actual 2007 Guidance Guidance Range

Attractive Total Return Sustainable 5% – 7% earnings per share growth Dividend yield 4% Dividend growth of 2% – 4% per year Summary Low risk, fully regulated and integrated utility Constructive regulatory environment with enhanced recovery of major capital projects Pipeline of investment opportunities Environmental leader, well-positioned for changing rules  

Appendix

Delivering Competitively Priced Energy Summer 2006 EEI Typical Bills Milwaukee Cents per kWh (Retail) 7.01 Des Moines Amarillo Kansas City Denver Mpls/St. Paul Boston Chicago Phoenix Salt Lake City St. Louis Miami New York Washington DC 6.64 7.79 0 3 6 9 12 15 18 21

Northern States Power Company- Minnesota 45% Net Income Public Service Company of Colorado 40% Net Income Southwestern Public Service 8% Net Income Northern States Power Company- Wisconsin 7% Net Income 5th Largest Combination Electric and Gas Utility (based on customers) Traditional Regulation 2006 EPS $1.35 continuing operations 2006 Dividend $0.89 annualized

CapX 2020 Update South Dakota Iowa Minnesota Wisconsin North Dakota Group II Group III Group I Group I Total Cost $1.3 Billion Xcel Share $700 Million Certificate of Need to be filed in early summer In Service 2011 – 2012 Group II In Service 2012 – 2020 Group III In Service 2014 – 2020

Coal 35 8,182 Natural Gas 58 4,987 Nuclear 3 1,668 Hydro 83 508 Oil 24 460 RDF 6 67 Wind 37 27 Total 15,899 2006 Owned Generating Facilities Unit Type Units MW Xcel Energy Supply Sources Nuclear 12% Coal ** 52% Gas & Oil 27% * Includes purchases ** Low-sulfur western coal Renewables 9% 2006 Energy Supply Mix*

Senior Debt Ratings Secured Unsecured Holding Co. BBB+ Baa1 BBB- NSPM A+ A2 A- A A3 BBB- NSPW A+ A2 A- A A3 BBB PSCo A- A3 A- BBB+ Baa1 BBB- SPS BBB+ Baa1 BBB Fitch Moody’s S&P Fitch Moody’s S&P

Debt Maturities Dollars in millions PSCo $100M due 3/1/07 @ 7.11% Xcel $230M due 11/1/07 @ 7.50% 0 200 400 600 800 1,000 1,200 2007 2008 2009 2010 2011 2012 2013 2014 2015 Xcel NSPM NSPW PSCo SPS

COLI Litigation Positive pre-deduction cash flows Mortality gains The buildup of cash values The court’s opinion in the Dow case outlined three indicators of potential economic benefits to be examined in a COLI case In Xcel Energy’s COLI case, the plans: Were projected to have sizeable pre-deduction cash flows, based upon the relevant assumptions when purchased Presented the opportunity for mortality gains that were not eliminated either retroactively or prospectively Had large cash value increases that were not encumbered by loans during the first seven years of the policies Trial likely second half of 2007

Minnesota Cost Recovery Mechanisms Projected electric fuel and purchased energy costs billed for the current month with subsequent true-up; MISO energy and ancillary services being recovered through FCA Projected purchased gas cost billed for the current month with subsequent true-up Conservation Improvement Program rider which provides recovery of program costs plus incentives Metro Emission Reduction Program, Renewable Development Fund and State Energy Policy rider in place General Transmission rider authorized by law Mercury Reduction and Environmental Improvement rider authorized by law

Colorado Cost Recovery Mechanisms Quarterly Energy Cost Adjustment to recover electric fuel and purchased energy costs Monthly Gas Cost Adjustment recovers natural gas commodity, interstate pipeline and storage costs Annual Purchased Capacity Adjustment to recover capacity costs of purchased power contracts through 2010 Fuel Cost Adjustment recovers electric fuel and purchased energy costs from wholesale customers Demand-side Management Cost Adjustment rider Air Quality Improvement rider (recovers cost of emission controls on several Denver metro generation facilities) Recovery of Comanche 3 construction work-in-progress Recovery of expenditures for renewable mandate Rider recovery of IGCC

SPS Cost Recovery Mechanisms Fuel and purchased energy costs are recovered through a fixed-fuel and purchased energy recovery factor, which is part of the retail electric rates The Texas ECA retail fuel factors change each May 1st and November 1st based on projected costs Material over or under recovery estimates may cause the factor to be revised based on application by SPS or action by the PUCT Fuel reconciliation every two years Fuel and purchased power cost are recovered through a fuel and purchased power adjustment clause The New Mexico adjustment clause is reset monthly Texas New Mexico

Wisconsin Cost Recovery Mechanisms Projected electric fuel and purchased energy costs are included in base rates Prospective adjustments are handled via the fuel rules monitoring process which allows for positive or negative adjustments to be applied to the fuel recovery rate The fuel recovery rate is reset annually on January 1st of each year and may be adjusted during the calendar year if costs are outside a determined bandwidth Wholesale energy costs are recovered via the Fuel Clause Adjustment

Dakota Cost Recovery Mechanisms North Dakota’s fuel and purchased power costs are recovered through a fuel clause, which is reset based on the previous four months average rate North Dakota South Dakota South Dakota’s fuel and purchased power costs are recovered through a fuel clause, which is reset based on the previous two months average rate